UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2006

Arch Coal, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One CityPlace Drive, Suite 300, St. Louis, Missouri		63141
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(314) 994-2725

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On May 19, 2006, Arch Coal, Inc. ("Arch") issued a press release announcing the adoption by Steven F. Leer, its Chairman and Chief Executive Officer, of a plan to sell a portion of the Arch common stock and stock options beneficially owned by him pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A copy of the press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 and the exhibits attached to this Current Report shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached hereto and filed herewith.

Exhibit No. Description

99.1 Press release dated May 19, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arch Coal, Inc.

May 19, 2006	By:	/s/ Robert G. Jones

Name: Robert G. Jones
Title: Vice President - Law, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 19, 2006